Confidential treatment requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2. The
confidential portions of this exhibit have been omitted and are marked accordingly.	EXECUTION COPY
The confidential portions have been filed separately with the Securities and Exchange
Commission pursuant to a confidential treatment request.

SETTLEMENT AGREEMENT

 This Settlement Agreement (this “Agreement”) is made as of the last date upon which a Party hereto signs this Agreement (“Execution Date”), by and between BioSpecifics Technologies Corp., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 35 Wilbur Street, Lynbrook, New York 11563, and its affiliates (collectively, “BTC”), and Auxilium Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 40 Valley Stream Parkway, Malvern, PA 19355 (“Auxilium”). BTC and Auxilium shall sometimes be referred to herein individually as a “Party” and collectively as “Parties.”

RECITALS

WHEREAS, the Parties were engaged in a mediation to settle, inter alia, their disagreements relating to the inventorship of U.S. Patent No. 7,811,560 (the “’560 Patent”) and the Amended and Restated Development and License Agreement between the Parties dated December 11, 2008 (the “License”), which mediation terminated without resolution on December 31, 2010 (the “IP Mediation”);

WHEREAS, on February 15, 2011, Auxilium filed a complaint in the Court of Common Pleas of the Commonwealth of Pennsylvania, Chester County (the “Court of Common Pleas”), against BTC, captioned Auxilium Pharmaceuticals, Inc. v. BioSpecifics Technologies Corp., No. 11-01620, alleging that BTC breached the License by its commencement of clinical trials for the use of injectable collagenase to treat canine lipomas without the prior knowledge and approval of the parties’ Joint Development Committee (the “February Pennsylvania Litigation”);

WHEREAS, on May 2, 2011, BTC filed a complaint in the Supreme Court of the State of New York, Nassau County, Commercial Division (the “Supreme Court”), against RecipharmCobra Holdings Limited (“RCHL”), Recipharm AB, (“RAB” and together with RCHL, “Recipharm”) and Auxilium, captioned BioSpecifics Technologies Corp. v. Recipharm AB, RecipharmCobra Holdings Limited and Auxilium Pharmaceuticals, Inc., No. 600341/2011, claiming Auxilium breached an oral contract with BTC, converted BTC’s intellectual property, and interfered with a contract BTC has with Recipharm (the “NY Litigation”);

WHEREAS, on June 28, 2011, Auxilium filed a complaint in the Court of Common Pleas, against BTC, captioned RecipharmCobra Holdings Limited and Auxilium Pharmaceuticals, Inc. v. BioSpecifics Technologies Corp., No. 11-07184, requesting declaratory judgment with respect to BTC’s allegations set forth in the NY Litigation (the “June Pennsylvania Litigation”);

WHEREAS, on April 28, 2011, pursuant to Section 13.2 of the License, BTC demanded mediation of a dispute regarding the amount BTC owes Auxilium for BTC’s share of lyophilization development costs under Section 6.2 of the License (the “Lyophilization Dispute”);

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WHEREAS, the Parties have articulated or referred to various other disagreements arising from or relating to the License (together with all foregoing disagreements defined herein as the “Matters in Dispute”); and

WHEREAS, the Parties desire to settle the Matters in Dispute, and any other dispute that each may now have against the other, on the terms and conditions set forth below;

WHEREFORE, in consideration of the mutual covenants and undertakings set out herein, as well as in the Second Amended and Restated Development and License Agreement executed concurrently herewith (the “Second Amended and Restated DLA”) and other good and valuable consideration the sufficiency of which is hereby acknowledged, the Parties, intending to be bound, agree as follows:

Section 1. Releases, [**] Agreement and Dismissal of Litigations

1.1 Except as provided for in Section 1.3, as of the Effective Date, each Party, on behalf of itself and its present and former affiliates, agents, directors, officers, employees, attorneys, and the successors and assignees of each does hereby release, waive, forever discharge, and hold harmless each other and their present and former affiliates, agents, directors, officers, employees, consultants, attorneys, and the successors and assignees of each, of, from, and with respect to, any and all liabilities, losses, damages, charges, complaints, claims, counterclaims, obligations, promises, agreements, controversies, actions, causes of action, suits, rights, demands, costs, debts and expenses (including attorneys fees and court costs) of any nature whatsoever, known or unknown, suspected or unsuspected that may have arisen before the Effective Date, which the Parties at any time hereafter may have, own or hold, or claim to have, own or hold against each other, including but not limited to any claims or counterclaims that were brought or could have been brought in the IP Mediation, the February Pennsylvania Litigation, the NY Litigation, the June Pennsylvania Litigation, the Lyophilization Dispute, or any other of the Matters in Dispute.

1.2 As of the Effective Date, BTC, on behalf of itself and its present and former affiliates, agents, directors, officers, employees, attorneys, and the successors and assignees does hereby release, waive, forever discharge, and hold harmless Cobra Manufacturing Plc, RecipharmCobra Biologics Limited, Recipharm (collectively referred to as “Cobra”) and their present and former affiliates, agents, directors, officers, employees, consultants, attorneys, and the successors and assignees, of, from, and with respect to any and all liabilities, losses, damages, charges, complaints, claims, counterclaims, obligations, promises, agreements, controversies, actions, causes of action, suits, rights, demands, costs, debts and expenses (including attorneys fees and court costs) of any nature whatsoever, known or unknown, suspected or unsuspected that may have arisen before the Effective Date relating to the Materials Transfer Agreement dated February 29, 2004 between BTC and Cobra (“MTA”), which BTC at any time hereafter may have, own or hold, or claim to have, own or hold against Cobra, including but not limited to, any claims that were brought or could have been brought in the NY Litigation or the June Pennsylvania Litigation. For the avoidance of doubt, BTC hereby waives and releases any claims that the MTA conveys patent or inventorship rights from Cobra to BTC. BTC and Auxilium warrant that the provisions of this paragraph are not subject to any actions of either BTC or Auxilium other than those set forth in Section 4 herein.

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

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1.3 Auxilium [**], and the Parties shall execute a [**] agreement [**] in the form attached as Exhibit A (the “[**] Agreement”), which [**] Agreement shall be incorporated herein by reference.

1.4 Within one (1) business day after the Execution Date and the execution of the Second Amended and Restated DLA, in connection with (a) the February Pennsylvania Litigation, Auxilium agrees to execute and file with the Chester County Court of Common Pleas the Praecipe to Settle, Discontinue and End the February Pennsylvania Litigation with prejudice, in the form attached hereto as Exhibit B, and (b) the June Pennsylvania Litigation, Auxilium agrees to, and cause RCHL, to execute and file with the Chester County Court of Common Pleas the Praecipe to Settle, Discontinue and End the June Pennsylvania Litigation with prejudice, in the form attached hereto as Exhibit C (the “June Pennsylvania Stipulation of Dismissal”).

1.5 Within one (1) business day after the Execution Date and execution of the Second Amended and Restated DLA, in connection with the NY Litigation, BTC agrees to execute and file with the Supreme Court the Stipulation of Discontinuance of the NY Litigation with prejudice, in the form attached hereto as Exhibit D.

Section 2. Patents

2.1 Within one (1) business day after the Execution Date and the execution of the Second Amended and Restated DLA, Auxilium will cause the execution of assignments of all patents and patent applications claiming priority to either U.S. Application No. 60/763,470 or U.S. Application No. 60/784,135 in the two (2) forms attached as Exhibit E to this Agreement, and BTC shall execute an assignment of certain intellectual property rights in the form attached as Exhibit F (with the foregoing assignments collectively referred to as the “Assignments”).Upon the Effective Date, BTC acknowledges that it has a duty to disclose material information to Auxilium regarding such patent applications. The Parties acknowledge and agree that the Assignments are not effective or legally binding until the Effective Date.

2.2 BTC will file with the U.S. Patent and Trademark Office (“USPTO”), a request to expressly abandon in the form of USPTO’s Form PTO/SB/24 U.S. Application Nos. 12/759,065 and 12/837,933 within one (1) day after the Effective Date.

2.3 Auxilium, in the reasonable exercise of its commercial discretion and in accord with Section 8.1 and Section 13.4 of the License (as amended and restated in the Second Amended and Restated DLA) shall continue to make all decisions regarding whether and how to file, prepare, prosecute, maintain, renew, and defend any and all subsequent applications claiming priority to U.S. Application No. 60/763,470 or U.S. Application No. 60/784,135, including any reissue, reexamination, divisional, continuation-in-part, extension or continuation thereof and all rights of priority under the International Convention arising from said applications.

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

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Section 3. Credits Against Royalties; Waiver

3.1 BTC agrees that it owes Auxilium $[**] in full and final settlement for its share of the Parties’ lyophilization costs under the License, with Auxilium to credit this amount against Auxilium’s future royalty payments to BTC. The Parties recognize that this resolves the Lyophilization Dispute, and BTC hereby and accordingly cancels its April 2011 request to mediate the Lyophilization Dispute.

3.2 BTC agrees that it owes Auxilium $[**] in full and final settlement of its share of the Parties’ patent costs arising under § 8.1(c)(i)(A) of the License through June 30, 2011, with Auxilium to credit this amount against Auxilium’s future royalty payments to BTC.

3.3 The Parties agree that, as of June 30, 2011, Auxilium already has credited $[**] against Auxilium’s past royalty payments to BTC, and thus shall credit $[**] from future royalty payments to BTC to satisfy Sections 3.1 and 3.2 herein.

Section 4.Conditions

4.1 The Parties acknowledge and agree that this Agreement, and the Assignments, shall neither be effective nor legally binding upon the Parties unless and until all of the following occur (the date on which the last occurs shall be the “Effective Date”):

(a) the Parties shall have executed the Second Amended and Restated DLA, in the form attached as Exhibit G to this Agreement, to further amend the License, and the other documents attached as Exhibits A-F;

(b) the Parties shall have (i) filed with the Pennsylvania Court of Common Pleas, Chester County, signed Praecipes to Settle, Discontinue and End with prejudice (in the form attached hereto as Exhibits B and C), so as to dismiss the February Pennsylvania Litigation and the June Pennsylvania Litigation with prejudice, and (ii) filed with the Supreme Court of the State of New York, County of Nassau, a signed Stipulation of Discontinuance with prejudice (in the form attached hereto as Exhibit D), so as to dismiss the NY Litigation with prejudice; and

(c) The Parties shall have executed the Assignments.

Section 5. Arbitration of Inventorship

5.1 Following the Effective Date, the Parties agree to arbitrate the following issues: (1) whether Bo Yu and/or Thomas Wegman should be added as joint inventors of the ‘560 Patent (and its foreign equivalents) under 35 U.S.C. § 256, and (2) whether Bo Yu and/or Thomas Wegman should be listed as joint inventors for certain Proposed Claims (as defined below) (the “Arbitration”). The Parties further agree that inventorship will be the only issue submitted in the Arbitration.

5.2 For purposes of the Arbitration, each Party may propose an initial list of up to five (5) claims (both lists together are referred to as the “Proposed Claims”) that will be arbitrated to determine whether Bo Yu and/or Thomas Wegman should be listed as joint inventors for each Proposed Claim. Each Party shall have the right to add to or modify its initial list within ten (10) days after receiving the other Party’s initial list, but in no event may a Party propose more than five (5) claims.

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

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5.3 The Parties agree to use their reasonable commercial efforts to conclude the Arbitration within nine (9) months of the Effective Date.

5.4 The Parties will select one arbitrator (the “Arbitrator”) having appropriate expertise in U.S. Patent Law by mutual agreement no later than the date that is ten (10) business days after the Effective Date, or such later date as the Parties may mutually agree (the “Selection Date”). If the Parties fail to mutually agree upon the Arbitrator by the Selection Date, the Arbitrator will be chosen by the International Institute for Conflict Prevention and Resolution (“CPR”). CPR will choose the Arbitrator by requiring the Parties to agree on a list of no more than five (5) candidates for Arbitrator and for each Party then to submit to CPR within ten (10) business days after the Selection Date its ranking of the candidates on the list, in order of preference. CPR will compute the candidates’ combined scores, break any ties at CPR’s discretion, and advise the Parties of the chosen Arbitrator.

5.5 For the economy of the proceedings, each side will be limited to three (3) hours combined for opening and closing statements and to twenty (20) hours of testimony (including direct, cross, re-direct, etc., for the entirety of the proceeding). Each Party is free to submit written materials to the Arbitrator in addition to those materials submitted to Harrie Samaras in connection with the Mediation. The Parties agree that the materials submitted to the Arbitrator will be limited to the issue of inventorship.

5.6	The Parties will limit discovery and pre-arbitration proceedings as follows:

(a)

Within sixty (60) days after selecting the Arbitrator, the Parties will exchange documents that they intend to rely upon to prove or disprove that Bo Yu and/or Thomas Wegman should be listed as joint inventors on the ‘560 Patent and the Proposed Claims. The Parties agree to produce complete documents and not excerpts thereof. Within thirty (30) days of such production, each Party may request the production of additional documents pertaining to the documents produced, or may produce additional documents.

(b)

Within sixty (60) days after the Parties’ exchange of documents concludes, the Parties shall exchange their lists of fact and expert witnesses, and BTC shall submit to Auxilium any expert reports it intends to submit

	(c)	Sixty (60) days thereafter, Auxilium shall submit to BTC any expert reports it intends to submit.

(d)

The Parties shall determine with the Arbitrator the dates upon which they shall (i) each submit a pre-arbitration brief of no more than forty (40) pages, (ii) jointly submit a final pre-arbitration order setting forth the order of witnesses and exhibit lists, and (iii) schedule the arbitration hearing.

	(e)	The Parties agree that the Arbitrator shall have the power throughout to resolve any disputes regarding the production of documents or testimony of the Parties’ witnesses. The Parties agree to comply with any discovery order of the Arbitrator.

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

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5.7 The Parties stipulate to (1) the admissibility of documentary evidence over hearsay objections and (2) the admissibility of documentary evidence in the arbitration without the need for authentication.

5.8 The Arbitrator will produce a reasoned written decision of no more than ten (10) pages concerning the inventorship issues submitted to Arbitration. Such decision will be confidential except to the extent the Parties agree otherwise. Within five (5) days after a final decision is rendered by the Arbitrator, the Parties shall file a letter, substantially in the form provided in Exhibit H to this Agreement, with the USPTO Board of Patent Appeals and Interferences informing the Board of BTC’s request for the declaration of an interference and of the Parties’ agreement settling all issues that could have been adjudicated had such an interference been declared, and offering to file this Agreement and the Second Amended and Restated DLA, under seal, in the USPTO. If requested or authorized by the USPTO, the Parties shall file this Settlement Agreement and the Second Amended and Restated DLA, in the USPTO within five (5) days after the Board’s response to the letter.

5.9 If the Arbitrator decides that Bo Yu and/or Thomas Wegman are joint inventors of the ‘560 Patent, Auxilium agrees to execute and file the necessary documents to add him or them as inventors of the ‘560 Patent, and BTC shall cause Bo Yu and/or Thomas Wegman to execute all documents reasonably necessary in conjunction with this section.

5.10 If the Arbitrator decides that Bo Yu and/or Thomas Wegman are joint inventors of any of the Proposed Claims, Auxilium agrees to list Bo Yu and/or Thomas Wegman on any continuation, divisional, or continuation-in-part application that includes any such Proposed Claim. Auxilium shall have the right to designate any such Proposed Claim as being a BTC Patent subject to Section 8.1 of the Second Amended and Restated DLA and indicate whether Auxilium does or does not intend to file for patent protection, or does or does not wish to continue preparation, prosecution, or maintenance of an application that contains any such Proposed Claim. If Auxilium does not intend to file or to continue preparation, prosecution, or maintenance of such application, BTC shall have the rights set forth in that Section 8.1(a) to elect at its sole discretion to continue preparing, filing, prosecuting, or maintaining the discontinued BTC Patent at its sole expense. BTC shall cause Bo Yu and/or Thomas Wegman to assign all of their rights, title and interest in such applications and the inventions claimed therein jointly to Auxilium and BTC.

5.11 Irrespective of the decision of the Arbitrator, there will be no change to (i) the Parties’ co-ownership of the ‘560 Patent as conferred herein and by the Assignments, and (ii) the Parties’ rights and limitations as set forth in the Second Amended and Restated DLA.

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

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Section 6.General

6.1 Governing Law The Parties agree that this Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.

6.2 Fees and Costs The Parties agree to pay their own attorneys fees and costs related to settlement of the Matters in Dispute, the Arbitration, and the preparation of this Agreement. Auxilium and BTC will share equally the fees charged by the Arbitrator.

6.3 Entire Agreement This Agreement, together with the Second Amended and Restated DLA, the [**] Agreement and the Assignments, expresses the Parties’ entire understanding regarding the subject matter of this Agreement. This Agreement is final and may not be amended, modified, or changed, and no waiver of any provision of this Agreement shall be effective, except by an instrument in writing signed by the Party(ies) against whom the amendment, modification, change, or waiver is sought to be enforced.

6.4 Waiver No relaxation, forbearance, delay, or indulgence by any Party in enforcing its rights hereunder or the granting of time by such Party shall prejudice or affect its rights hereunder, and no waiver by any Party shall operate as a waiver of any subsequent or continuing breach.

6.5 Severability If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision of this Agreement. Upon such determination that any such provision, or any portion thereof, is invalid or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are consummated to the fullest extent possible.

6.6 Consultation with Counsel The Parties each acknowledge that they have had the opportunity to consult with legal counsel of their choice prior to execution of this Agreement, have in fact done so, and have been specifically advised by counsel of the consequences of this Agreement and their respective rights and obligations hereunder.

6.7 Construction The Parties each acknowledge that the terms of this Agreement are the result of negotiations between them, and that this Agreement shall not be construed in favor of, or against, any Party by reason of the extent to which a Party or its counsel participated in its drafting, or by reason of the extent to which this Agreement may be inconsistent with prior drafts thereof.

6.8 Confidentiality The Parties agree to keep the terms of this Agreement and any documents or other information delivered pursuant to the terms of this Agreement (collectively, “Information”) confidential for the term of Second Amended and Restated DLA, except with regard to (i) the Assignments, (ii) disclosures in accordance with Section 5.8 hereof, and/or (iii) as otherwise may be required by law (including compliance with the requirements of United States and foreign governmental authorities) or the rules of any United States or foreign stock exchanges. If a Party is required by judicial or administrative process to disclose any Information, it shall, to the extent possible, promptly notify the other Party and allow the other Party a reasonable time to oppose such process or seek a protective order from a court of competent jurisdiction.

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

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6.9 Counterparts This Agreement may be executed in counterparts, delivered by fax or electronic mail, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument representing the agreement of the Parties to this Agreement.

6.10 Authority Each person signing this Agreement in a representative capacity expressly represents that the signatory has the subject Party’s authority to so sign and that the subject Party will be bound by the signatory’s execution of this Agreement. Each Party expressly represents that such Party does not require any third party’s consent to enter into this Agreement, including, without limitation, the consent of any spouse, insurer, assignee, licensee, secured lender, or regulatory agency.

6.11 Headings and Captions Headings and captions used in this Agreement are for ease of reference only, and do not constitute part of this Agreement, nor shall they be used as an aid in the construction hereof.

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IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date last written below.

AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ Armando Anido		Dated: August 31, 2011
	Name:	Armando Anido
	Title:	Chief Executive Officer and President

BIOSPECIFICS TECHNOLOGIES CORP.
on behalf of itself and its affiliates

By:	/s/ Thomas L. Wegman		Dated: August 31, 2011
	Name:	Thomas L. Wegman
	Title:	President

EXHIBIT A
[**]  Agreement

[**] AGREEMENT

This [**] Agreement is entered into between and among BioSpecifics Technologies Corp., a corporation organized and existing under the laws of Delaware and having its principal office at 35 Wilbur Street, Lynbrook, New York 11563, and its affiliates (“BTC”), and Auxilium Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 40 Valley Stream Parkway, Malvern, PA 19355 and its affiliates (“Auxilium”).

WHEREAS, [**]; and

WHEREAS, BTC and Auxilium (collectively “the Parties”) agree to [**].

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the Parties hereto agree as follows: [**].

The Parties [**].

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

A-1

This [**] Agreement may be modified, amended, or supplemented only by a written instrument signed by all of the Parties.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties hereto execute this [**] Agreement.

AUXILIUM PHARMACEUTICALS, INC.
on behalf of itself and its affiliates

By:	/s/ Armando Anido		Dated: August 31, 2011
	Name:	Armando Anido
	Title:	Chief Executive Officer and President

BIOSPECIFICS TECHNOLOGIES CORP.
on behalf of itself and its affiliates

By:	/s/ Thomas L. Wegman		Dated: August 31, 2011
	Name:	Thomas L. Wegman
	Title:	President

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

A-2

EXHIBIT B
Praecipe to Settle, Discontinue and End
for February Pennsylvania Litigation

FILINGS UNDER SEAL
BY ORDER OF COURT
DATED FEBRUARY 16, 2011
LAMB McERLANE PC	BALLARD SPAHR LLP
Joel L. Frank (ID No. 46601)	Robert R. Baron, Jr. (ID No. 67084)
John J. Cunningham, IV (ID No. 70975)	Marc S. Segal (ID No. 84474)
24 E. Market St., Box 565	Marcel S. Pratt (ID No. 307483)
West Chester, PA 19381	1735 Market Street, 51st Floor
(610) 430-8000	Philadelphia, PA 19103
(215) 665-8500
Attorneys for Auxilium Pharmaceuticals, Inc.
Attorneys for Auxilium Pharmaceuticals, Inc.
AUXILIUM PHARMACEUTICALS, INC.	:
40 Valley Stream Parkway	:
Malvern, PA 19355,	:
: COURT OF COMMON PLEAS
Plaintiff,	: CHESTER COUNTY
vs.	:
:
BIOSPECIFICS TECHNOLOGIES CORP.	: No. 11-01620
35 Wilbur Street	:
Lynbrook, New York 11563,	:
:
Defendant.	:

PRAECIPE TO SETTLE, DISCONTINUE AND END WITH PREJUDICE

TO THE PROTHONOTARY:

Kindly mark the above-captioned action as settled, discontinued and ended, with prejudice.

Respectfully submitted,

By: _________________________

Joel L. Frank
John J. Cunningham, IV
LAMB McERLANE PC
24 East Market Street, P.O. Box 565
West Chester, PA 19381-0565
(610) 430-8000

Robert R. Baron, Jr.
Marc S. Segal
Marcel S. Pratt
BALLARD SPAHR LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103
(215) 665-8500

Attorneys for Plaintiff
Auxilium Pharmaceuticals, Inc.

LAMB McERLANE PC	BALLARD SPAHR LLP
Joel L. Frank (ID No. 46601)	Robert R. Baron, Jr. (ID No. 67084)
John J. Cunningham, IV (ID No. 70975)	Marc S. Segal (ID No. 84474)
24 E. Market St., Box 565	Marcel S. Pratt (ID No. 307483)
West Chester, PA 19381	1735 Market Street, 51st Floor
(610) 430-8000	Philadelphia, PA 19103
(215) 665-8500
Attorneys for Auxilium Pharmaceuticals, Inc.
Attorneys for Auxilium Pharmaceuticals, Inc.
AUXILIUM PHARMACEUTICALS, INC.	:
40 Valley Stream Parkway	:
Malvern, PA 19355,	:
: COURT OF COMMON PLEAS
Plaintiff,	: CHESTER COUNTY
vs.	:
:
BIOSPECIFICS TECHNOLOGIES CORP.	: No. 11-01620
35 Wilbur Street	:
Lynbrook, New York 11563,	:
:
Defendant.	:

CERTIFICATION OF SERVICE

This is to certify that a complete copy of the foregoing Praecipe to Settle, Discontinue and End With Prejudice has been served upon the following individuals, by the following means and on the date stated below:
Name:	Means of Service:	Date of Service:
Anthony R. Twardowski, Esq.	via First Class Mail
Zarwin, Baum, DeVito, Kaplan
Schaeer & Toddy, PC
1818 Market Street, 13th Floor
Philadelphia, PA 19103
artwardowski@zarwin.com
(Attorneys for BioSpecifics
Technologies Corp.)

Gerald Zingone, Esquire Carl A. Valenstein, Esquire Bingham McCutchen LLP 2020 K Street, NW Washington, D.C. 20006-1806 gerald.zingone@bingham.com (Attorneys for BioSpecifics Technologies Corp.)	via First Class Mail _____________________________

LAMB McERLANE PC

By:	_______________________________ Joel L. Frank
John J. Cunningham, IV
24 East Market Street, P.O. Box 565
West Chester,PA 19381-0565
(610) 430-8000

Attorneys for Plaintiff
Auxilium Pharmaceuticals, Inc.

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EXHIBIT C
Praecipe to Settle, Discontinue and End
for June Pennsylvania Litigation

LAMB McERLANE PC	VOLPE AND KOENIG PC
Joel L. Frank (ID No. 46601)	Anthony S. Volpe (ID No. 24733)
John J. Cunningham, IV (ID No. 70975)	Ryan W. O’Donnell (ID No. 89775)
24 East Market Street, P.O. Box 565	30 South 17th Street
West Chester, PA 19381-0565	Philadelphia, PA 19103
(610) 430-8000	(215) 568-6400
BALLARD SPAHR LLP	Attorneys for Plaintiff
Robert R. Baron, Jr. (ID No. 67084)	RecipharmCobra Holdings Limited
Marc S. Segal (ID No. 84474)
Marcel S. Pratt (ID No. 307483)
1735 Market Street, 51st Floor
Philadelphia, PA 19103
(215) 665-8500
Attorneys for Plaintiff Auxilium Pharmaceuticals, Inc.
RECIPHARMCOBRA HOLDINGS LIMITED,	: COURT OF COMMON PLEAS OF
and AUXILIUM PHARMACEUTICALS, INC.	: CHESTER COUNTY
:
Plaintiffs,	: NO. 11-07184
:
v.	:
:
BIOSPECIFICS TECHNOLOGIES CORP.	:
:
Defendant.

PRAECIPE TO SETTLE, DISCONTINUE AND END WITH PREJUDICE

TO THE PROTHONOTARY:

Kindly mark the above-captioned action as settled, discontinued and ended, with prejudice.

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By: _______________________________	By: _____________________________
Anthony S. Volpe	Joel L. Frank
Ryan W. O’Donnell	John J. Cunningham, IV
VOLPE AND KOENIG PC	LAMB McERLANE PC
30 South 17th Street	24 East Market Street, P.O. Box 565
Philadelphia, PA 19103	West Chester, PA 19381-0565
(215) 568-6400	(610) 430-8000

Attorneys for Plaintiff RecipharmCobra	Robert R. Baron, Jr.
Holdings Limited	Marc S. Segal
Marcel S. Pratt
BALLARD SPAHR LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103
(215) 665-8500

Attorneys for Plaintiff
Auxilium Pharmaceuticals, Inc.

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LAMB McERLANE PC	VOLPE AND KOENIG PC
Joel L. Frank (ID No. 46601)	Anthony S. Volpe (ID No. 24733)
John J. Cunningham, IV (ID No. 70975)	Ryan W. O’Donnell (ID No. 89775)
24 East Market Street, P.O. Box 565	30 South 17th Street
West Chester, PA 19381-0565	Philadelphia, PA 19103
(610) 430-8000	(215) 568-6400
BALLARD SPAHR LLP	Attorneys for Plaintiff
Robert R. Baron, Jr. (ID No. 67084)	RecipharmCobra Holdings Limited
Marc S. Segal (ID No. 84474)
Marcel S. Pratt (ID No. 307483)
1735 Market Street, 51st Floor
Philadelphia, PA 19103
(215) 665-8500
Attorneys for Plaintiff Auxilium Pharmaceuticals, Inc.
RECIPHARMCOBRA HOLDINGS LIMITED,	: COURT OF COMMON PLEAS OF
and AUXILIUM PHARMACEUTICALS, INC.	: CHESTER COUNTY
:
Plaintiffs,	: NO. 11-07184
:
v.	:
:
BIOSPECIFICS TECHNOLOGIES CORP.	:
:
Defendant.

CERTIFICATE OF SERVICE

This is to certify that a complete copy of the foregoing Praecipe to Settle, Discontinue and End With Prejudice has been served upon the following individuals, by the following means and on the date stated below:

Name:	Means of Service:	Date of Service:
BioSpecifics Technologies Corporation	via First Class Mail
35 Wilbur Street
Lynbrook, New York 11563

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Anthony R. Twardowski, Esq.
Zarwin, Baum, DeVito, Kaplan
Schaeer & Toddy, PC
1818 Market Street, 13th Floor
Philadelphia, PA 19103
artwardowski@zarwin.com
(Attorneys for BioSpecifics
Technologies Corp.)	via First Class Mail _____________________________

Gerald Zingone, Esquire Carl A. Valenstein, Esquire Bingham McCutchen LLP 2020 K Street, NW Washington, D.C. 20006-1806 gerald.zingone@bingham.com (Attorneys for BioSpecifics Technologies Corp.)	via First Class Mail _____________________________

LAMB McERLANE PC

By:____________________________
       Joel L. Frank
       John J. Cunningham, IV
       24 East Market Street, P.O. Box 565
       West Chester, PA 19381-0565
      (610) 430-8000

      Attorneys for Plaintiff
      Auxilium Pharmaceuticals, Inc.

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EXHIBIT D
Stipulation of Discontinuance for NY Litigation

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NASSAU
----------------------------------------------------------X
BIOSPECIFICS TECHNOLOGIES CORP.,	Index No. 600341/2011
Plaintiff,
-against-	STIPULATION
OF DISCONTINUANCE
RECIPHARM AB, RECIPHARMCOBRA
HOLDINGS LIMITED, and AUXILIUM
PHARMACEUTICALS, INC.,
Defendants.
----------------------------------------------------------X

IT IS HEREBY STIPULATED AND AGREED, by and between the attorneys for the undersigned parties that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed, and no person not a party has an interest in the subject matter of the action, the above entitled action be, and the same hereby is, discontinued as against the defendants with prejudice, and without costs to any party. This stipulation may be filed with the Court without further notice.

Dated: August __, 2011

BINGHAM McCUTCHEN LLP	CULLEN AND DYKMAN LLP

By: _________________________ Daniel Gimmel Attorneys for Plaintiff 399 Park Avenue New York, New York 10022	By: _________________________ Douglas J. Bohn Attorneys for Defendant Auxilium Pharmaceuticals, Inc. 100 Quentin Roosevelt Blvd. Garden City, New York 11530

FARRELL FRITZ, P.C.

By:
John P. McEntee
Attorneys for Defendants
RecipharmCobra Holding
Limited and Recipharm AB

D-1

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1320 RXR Plaza
Uniondale, New York 11556

D-2

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EXHIBIT E
Assignments from Auxilium to Auxilium and BTC

ASSIGNMENT

WHEREAS, Auxilium US Holdings, LLC, a limited liability company organized and existing under the laws of the State of Delaware and having its principal office at 1105 N. Market Street, Suite 1300, Wilmington, DE 19801 (“Auxilium”), a wholly owned subsidiary of Auxilium Pharmaceuticals, Inc., is owner of the entire right, title and interest in the invention entitled “Compositions and Methods for Treating Collagen-Mediated Diseases” for which a United States Patent Application was filed on January 29, 2007, and assigned Application No. 11/699,302, which issued as U.S. Patent No. 7,811,560 on October 12, 2010 (the “’560 Patent”), and is also the owner of the right to claim priority to U.S. Application No. 60/763,470 and U.S. Application No. 60/784,135 (“Provisional Applications”); and

WHEREAS, BioSpecifics Technologies Corp., a corporation organized and existing under the laws of Delaware and having its principal office at 35 Wilbur Street, Lynbrook, New York 11563 (“BTC”), desires to acquire an undivided interest in the ‘560 Patent along with Auxilium (Auxilium and BTC are collectively referred to as the “Assignees”);

NOW, THEREFORE, for good and valuable consideration as set forth in separate agreements between Auxilium Pharmaceuticals, Inc. and BTC, the receipt of which is hereby acknowledged, Auxilium and BTC agree as follows:

1. Auxilium does hereby sell, assign and transfer unto said Assignees, the entire right, title and interest in and to said invention and application throughout the world, including, without limitation, the ‘560 Patent, the right to claim priority to the Provisional Applications, and any subsequent application claiming priority to the Provisional Applications, reissue, reexamination, divisional, continuation-in-part, extension or continuation thereof.

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2. Auxilium hereby binds itself, its legal representatives and assigns properly to execute without further consideration any and all applications, petitions, oaths and assignments or other papers and instruments that may be necessary in order to carry into full force and effect, the sale, assignment, transfer and conveyance hereby made or intended to be made.

3. Nothing in this assignment shall change the limitations on the rights of BTC as set forth in Auxilium Pharmaceuticals, Inc.’s and BTC’s contemporaneous Second Amended and Restated Development and License Agreement.

IN WITNESS WHEREOF, I have executed this Assignment this ____day of, ____________________20___.

Assignor, Auxilium US Holdings, LLC

By: ____________________________________- (L.S.)

Title: __________________________________

State of  _________________________

County of _______________________

On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

IN WITNESS WHEREOF, I have executed this Assignment this ____day of, ____________________20___.

Assignee, Auxilium US Holdings, LLC

By: ____________________________________(L.S.)

Title: __________________________________

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State of  _________________________

County of _______________________

On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

IN WITNESS WHEREOF, I have executed this Assignment this ____day of, ____________________20___.

Assignee, BioSpecifics Technologies Corp.

By:__________________________(L.S.)

Title: _________________________

State of  _________________________

County of _______________________

On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

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ASSIGNMENT

WHEREAS, Auxilium International Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 1105 N. Market Street, Suite 1300, Wilmington, DE 19801 (“Auxilium”), a wholly owned subsidiary of Auxilium Pharmaceuticals, Inc., is owner of the entire right, title and interest in the invention entitled “Compositions and Methods for Treating Collagen-Mediated Diseases” for which a International Patent Application was filed on January 29, 2007, and assigned Application No. PCT/US07/02654 (the “PCT Application”), and is also the owner of the right to claim priority to U.S. Application No. 60/763,470 and U.S. Application No. 60/784,135 (“Provisional Applications”); and

WHEREAS, BioSpecifics Technologies Corp., a corporation organized and existing under the laws of Delaware and having its principal office at 35 Wilbur Street, Lynbrook, New York 11563 (“BTC”), desires to acquire an undivided interest in the PCT Application along with Auxilium (Auxilium and BTC are collectively referred to as the “Assignees”);

NOW, THEREFORE, for good and valuable consideration as set forth in separate agreements between Auxilium Pharmaceuticals, Inc. and BTC, the receipt of which is hereby acknowledged, Auxilium and BTC agree as follows:

1. Auxilium does hereby sell, assign and transfer unto said Assignees, the entire right, title and interest in and to said invention and the PCT Application throughout the world, the right to claim priority to the Provisional Applications, and any subsequent application claiming priority to the Provisional Applications, including the applications listed on the Attached Exhibit A.

2. Auxilium hereby binds itself, its legal representatives and assigns properly to execute without further consideration any and all applications, petitions, oaths and assignments or other papers and instruments that may be necessary in order to carry into full force and effect, the sale, assignment, transfer and conveyance hereby made or intended to be made.

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3. Nothing in this assignment shall change the limitations on the rights of BTC as set forth in Auxilium Pharmaceuticals, Inc.’s and BTC’s contemporaneous Second Amended and Restated Development and License Agreement.

IN WITNESS WHEREOF, I have executed this Assignment this day of , 20___.

Assignor, Auxilium International Holdings, Inc.

By: ____________________________  (L.S.)

Title: ___________________________

State of  _________________________

County of _______________________

On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

IN WITNESS WHEREOF, I have executed this Assignment this ____day of, ____________________20___.

Assignee, Auxilium International Holdings, Inc. By: (L.S.) Title:

State of  _________________________

County of _______________________

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On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

IN WITNESS WHEREOF, I have executed this Assignment this ____day of, ____________________20___.

Assignee, BioSpecifics Technologies Corp.

By: _____________________________(L.S.)

Title: ___________________________

State of  _________________________

County of _______________________

On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

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EXHIBIT F
Assignment from BTC to Auxilium and BTC

ASSIGNMENT

WHEREAS, BioSpecifics Technologies Corp., a corporation organized and existing under the laws of Delaware and having its principal office at 35 Wilbur Street, Lynbrook, New York 11563, and its affiliates (“BTC”) may have certain rights to inventions disclosed in United States Application No. 11/699,302, which issued as U.S. Patent No. 7,811,560, and applications claiming priority thereto including U.S. Application Nos. 12/759,065 and 12/837,933 (collectively the “’560 Patent”) and International Application No. PCT/US07/02654 (the “PCT Application”), both of which claim priority to U.S. Application No. 60/763,470 and U.S. Application No. 60/784,135 (“Provisional Applications”); and

WHEREAS, Auxilium US Holdings, LLC, a limited liability company organized and existing under the laws of the State of Delaware and having its principal office at 1105 N. Market Street, Suite 1300, Wilmington, DE 19801 (“Auxilium US”), and Auxilium International Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 1105 N. Market Street, Suite 1300, Wilmington, DE 19801 (“Auxilium International”) desire to acquire an undivided interest in any such inventions along with BTC;

NOW, THEREFORE, for good and valuable consideration as set forth in separate agreements between Auxilium Pharmaceuticals, Inc. and BTC, the receipt of which is hereby acknowledged, BTC, Auxilium US, and Auxilium International agree as follows:

1. BTC does hereby sell, assign and transfer unto Auxilium US and BTC, BTC’s rights in the United States to said inventions, including, without limitation, the ‘560 Patent, the right to claim priority to the Provisional Applications, and any subsequent application claiming priority to the Provisional Applications, reissue, reexamination, divisional, continuation-in-part, extension or continuation thereof.

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2. BTC does hereby sell, assign and transfer unto Auxilium International and BTC, BTC’s rights outside the United States to said inventions, including, without limitation, the PCT Application, the right to claim priority to the Provisional Applications, and any subsequent application claiming priority to the Provisional Applications, reissue, reexamination, divisional, continuation-in-part, extension or continuation thereof.

3. BTC hereby binds itself, its legal representatives and assigns properly to execute without further consideration any and all applications, petitions, oaths and assignments or other papers and instruments that may be necessary in order to carry into full force and effect, the sale, assignment, transfer and conveyance hereby made or intended to be made.

4. Nothing in this assignment shall change the limitations on the rights of BTC as set forth in Auxilium Pharmaceuticals, Inc.’s and BTC’s contemporaneous Second Amended and Restated Development and License Agreement.

IN WITNESS WHEREOF, I have executed this Assignment this _______________day of __________, 20___.

Assignor, BioSpecifics Technologies Corp.

By: ________________________(L.S.)

Title: _______________________

State of _________________________

County of _______________________

On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

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__________________________________
Notary Public

My Commission Expires: _________________

IN WITNESS WHEREOF, I have executed this Assignment this _______________day of __________, 20___.

Assignee, Auxilium US Holdings, LLC

By: ________________________(L.S.)

Title: _______________________

State of _________________________

County of _______________________

On this _______day of____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

IN WITNESS WHEREOF, I have executed this Assignment this _______________day of __________, 20___.

Assignee, Auxilium US Holdings, LLC

By: ________________________(L.S.)

Title: _______________________

State of _________________________

County of _______________________

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On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

IN WITNESS WHEREOF, I have executed this Assignment this _______________day of __________, 20___.

Assignor, BioSpecifics Technologies Corp.

By: ________________________(L.S.)

Title: _______________________

State of _________________________

County of _______________________

On this _______day of ____________________, 20___, before me, a Notary Public came , to me known and known to be the individual described in and who executed the foregoing assignment, and he/she duly acknowledged the same to be his/her free act and deed.

__________________________________
Notary Public

My Commission Expires: _________________

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EXHIBIT G
Second Amended and Restated Development and License Agreement

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EXHIBIT H
Letter to USPTO Requesting Filing of this Agreement and the Second Amended and Restated DLA

__________(Name)___________________________
Chief Administrative Patent Judge
Board of Patent Appeals and Interferences
U.S. Patent and Trademark Office
P.O. Box 1450
Alexandria, VA 22313-1450

Dear ____________________________:

This request is jointly submitted by Auxilium Pharmaceuticals, Inc. (“Auxilium”) and BioSpecifics Technologies Corp. (“BTC”).

During prosecution of one of its patent applications, BTC copied the claims of a now issued patent owned by Auxilium and requested that an interference be declared. In addition, Auxilium copied claims from a related BTC application into an application filed by Auxilium. Before the declaration of an interference, Auxilium and BTC entered into agreements settling all issues that could have been adjudicated had such an interference been declared, including common ownership of the subject matter of the applications, such that an interference would not normally be declared pursuant to 37 CFR 41.206.

Section 135(c) of the Patent Statute specifies that any agreement or understanding between parties to an interference, including any collateral agreements referred to therein, made in connection with or in contemplation of the termination of an interference, must be in writing and a copy filed in the PTO. While an interference was not declared in response to BTC’s request and Auxilium having copied other claims in a BTC application, Auxilium and BTC seek to comply with Section 135(c) and the implementing PTO rules. Accordingly, Auxilium and BTC are willing to file, under seal, copies of the agreements settling their dispute. The agreements would be accompanied by a request that the agreements be kept separate from application and patent files and that they be made available only to Government agencies on written request or to any person on a showing of good cause.

Auxilium and BTC respectfully request that they be informed whether the PTO authorizes the filing of such settlement agreements when an interference has been requested, but not declared.

H-1